SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of Report     (Date of earliest event reported)    December 15, 1999


                           News Communications, Inc.
            (Exact name of Registrant as Specified in its Charter)


         Nevada                    0-18299                   13-3346991
(State or Other Jurisdiction      (Commission              (IRS Employer
     of Incorporation)            File Number)           Identification No.)


174-15 Horace      Harding Expwy., Fresh Meadows, New York            11365
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code      (718) 357-3380


                                    N/A
        (Former Name or Former Address, if Changed Since Last Report)


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Item 8.  Changes in Fiscal Year.

      On December 15, 1999, at a regular meeting of the Board of Directors of News Communications, Inc. (the "Company"), the Board unanimously determined to change the Company's fiscal year end from November 30 to December 31. The change was made in order to make the Company's financial reporting periods consistent with that of most other reporting companies.

      The Company intends to file a report covering the transition period from December 1, 1999 to December 31, 1999 in connection with the filing of its Annual Report on Form 10-K for its fiscal year ended November 30, 1999.

                                  Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEWS COMMUNICATIONS, INC.


Date:   December 15, 1999              By:  /s/
                                          Steven Farbman
                                          President and Chief Executive Officer


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